UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 14, 2022

EzFill Holdings, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-40809	83-4260623
(Commission File Number)	(IRS Employer Identification No.)

2999 NE 191st Street, Aventura, Florida 33180

(Address of Principal Executive Offices)

305-791-1169

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001	EZFL	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 14, 2022 EzFill Holdings, Inc. (the “Company”) and Richard Dery entered into a Separation Agreement and General Release Agreement the (“Separation Agreement”). Pursuant to the Separation Agreement, Mr. Dery resigned as Chief Commercial Officer and the Company and Mr. Dery agreed that Mr. Dery’s last day of employment with the Company was December 9, 2022. Pursuant to the Separation Agreement, Mr. Dery also resigned as a member of the Company’s board of directors. Mr. Dery’s resignation as an officer and a member of the board of directors of the Company was not because of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

Pursuant to the Separation Agreement, the Company will pay Mr. Dery a total of $92,234 (the “Separation Payment”). The Separation Payment will be paid in accordance with Company’s normal payment practices in equal installments through March 31, 2023. Payment of the Separation Payment will commence on the first regular Company payroll that occurs at least three business days after Mr. Dery’s execution of the Separation Agreement and the expiration of the ADEA-related 7-day ADEA revocation period; and payment of the Separation Payment will continue through the pay period ending March 31, 2023. Pursuant to the Separation Agreement, all issued and unvested equity awards made to Mr. Dery shall vest upon the expiration of the 7-day ADEA revocation period.

In exchange for the payments and benefits provided for in the Separation Agreement, Mr. Dery agreed to a full release to the fullest extent permitted by applicable law of any and all claims and rights against the Company (as well as the Company’s officers, directors, employees and agents).

This summary of the Separation Agreement, does not purport to be complete and is qualified in its entirety by reference to the provisions of the Separation Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1	Separation Agreement and Release Agreement, dated December 14, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 15, 2022

EZFILL HOLDINGS, INC.

/s/ Michael McConnell
Michael McConnell
Chief Executive Officer